UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value of $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

AppLovin Corporation (the “Company”) is party to that certain Credit Agreement, dated as of August 15, 2018, by and among the Company, as borrower, Bank of America, N.A., as administrative agent and collateral agent, and the other parties thereto, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 23, 2019, Amendment No. 2 to the Credit Agreement, dated as of April 27, 2020, Amendment No. 3 to the Credit Agreement, dated as of May 6, 2020, Amendment No. 4 to the Credit Agreement, dated as of October 27, 2020, Amendment No. 5 to the Credit Agreement, dated as of February 12, 2021, Amendment No. 6 to the Credit Agreement, dated as of October 25, 2021, Amendment No. 7 to the Credit Agreement, dated January 3, 2023, and Amendment No. 8 to the Credit Agreement, dated as of June 12, 2023 (the “Credit Agreement”). The Company is in the process of negotiating an amendment to the Credit Agreement to amend the Initial Term Loans (as defined in the Credit Agreement) outstanding thereunder (the “Amendment”) and, in connection with the Amendment, expects to use approximately $249 million of its available cash to voluntarily prepay Initial Term Loans (the “Prepayment”).

The following table summarizes the applicable terms under the Credit Agreement as currently in effect and, assuming successful completion of negotiations between the Company and the relevant parties to the Credit Agreement, after giving effect to the Amendment and Prepayment:

	Current Terms	Following Amendment and Prepayment
Outstanding Principal Amount of Initial Term Loans	$1.749 billion	$1.500 billion
Initial Term Loan Maturity Date	August 15, 2025 (or if not a business day, the immediately preceding business day)	August 15, 2030 (or if not a business day, the immediately preceding business day)

In addition, the Company is negotiating to reduce the interest rate applicable to the Initial Term Loans.

The Amendment and Prepayment remain subject to ongoing negotiations, and the Company may not enter into the Amendment or execute the Prepayment on the forgoing terms or at all.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this Current Report on Form 8-K include statements regarding the Amendment and the Prepayment and the Company’s negotiations with respect thereto. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties associated with negotiating with third parties, as well as the risks described in the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2023 filed with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: August 14, 2023	/s/ Herald Chen
Herald Chen
Chief Financial Officer